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                                                                    EXHIBIT 10.5




                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Option Agreement") is made and entered into on and as of the 17th day of December, 1998, but effective for all purposes at the "Effective Date" (defined below) between TARRAGON REALTY INVESTORS, INC., a Nevada corporation ("TRII"), which has its principal executive offices located at 3100 Monticello Avenue, Suite 200, Dallas, Texas 75205 and WILLIAM S. FRIEDMAN, an individual (herein called "Grantee") whose office address is 280 Park Avenue, East Building, 20th Floor, New York, New York 10017.

                              W I T N E S S E T H:

         WHEREAS TRII and National Income Realty Trust are parties to that certain Agreement and Plan of Merger dated June 5, 1998 (the "Merger Agreement") which provides, subject to shareholder approval of each entity, for the incorporation of NIRT, as a California corporation and the merger of that California corporation, with and into TRII with TRII as the surviving entity;

         WHEREAS, TRII, Tarragon Realty Advisors, Inc., a New York corporation ("TRA"), Grantee and Lucy Friedman are parties to that certain Stock Purchase Agreement dated June 5, 1998 (the "Advisor Acquisition Agreement");

         WHEREAS, the Merger Agreement has been approved by the respective shareholders of TRII and NIRT, all conditions precedent in the Merger Agreement have been satisfied, NIRT has been incorporated in the State of California under the name National Income Realty Corporation and the Articles of Merger to evidence the completion of the merger of NIRT have been filed with the Secretary of State of Nevada, all of which is a condition precedent to the consummation of the Advisor Acquisition Agreement;

         WHEREAS, entry into an Employment Agreement between TRII and Grantee on terms mutually agreeable to TRII and the Grantee (the "Employment Agreement") is part of the consideration under, and a condition of, the Advisor Acquisition Agreement;

         WHEREAS, pursuant to such Employment Agreement, the entry into this Option Agreement between TRII and Grantee in a form mutually acceptable is a part of the consideration under the Advisor Acquisition Agreement;

         WHEREAS, TRII and the Grantee desire to enter into this Option Agreement in consideration of the Employment Agreement and the Advisor Acquisition Agreement, all under the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, including the consummation and closing of the Advisor Acquisition Agreement, the parties hereto do hereby agree as follows:


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         1. Adoption of Recitals. The parties hereto do hereby adopt and confirm the foregoing recitals in the same manner as if fully re-copied herein for all purposes.

         2. Effective Date. The "Effective Date" of this Option Agreement is November 24, 1998, which is the date of closing of the Advisor Acquisition Agreement and the Effective Date of execution of the Employment Agreement.

         3. Grant of Stock Options. Subject to the terms and conditions contained herein, TRII hereby grants to Grantee separate options to purchase, a total of 450,000 shares of TRII Common Stock, par value $0.01 per share (all collectively the "Option Shares" and each an "Option Share") at an exercise price of (i) $12.00 per share covering 250,000 shares, and (ii) $15.00 per share covering 200,000 shares (each such price per share the "Applicable Purchase Price"). There shall not be any requirement of this Option Agreement that Grantee purchase any Option Share in any order and Grantee shall be free to select and exercise this Option Agreement in portions in such manner as Grantee deems appropriate which may consist of the lowest Applicable Purchase Price first or last or in any combination desired by Grantee.

         4. Period of Option. The "Option Period" shall be and mean the period commencing on the date hereof and ending at 3:00 o'clock p.m. local Dallas, Texas time on December 31, 2008 (the "Termination Time") and any portion of the Option Shares unexercised after such Termination Time shall expire.

         5. Exercise and Payment of Applicable Purchase Price. Grantee may exercise his rights hereunder to purchase Option Shares as to the whole or any part of the Option Shares (but not as to a fractional share of TRII Common Stock) (a) by completing the Subscription Form, a copy of which is attached hereto and made a part hereof (which written notice and subscription shall [i] state the election to exercise the right and option to purchase and the number of Option Shares and Applicable Purchase Price to which it is being exercised and [ii] be signed by the person so exercising) and delivering such Subscription Form to the Secretary of TRII; (b) by delivery to TRII of an investment letter satisfactory to counsel for TRII which will restate the representations set forth in paragraph 6 hereof; and (c) upon payment to TRII of the Applicable Purchase Price for such portion of the Option Shares so purchased in cash or by personal check or, at the option of Grantee, in TRII Common Stock theretofore owned by Grantee (or by a combination of any of the foregoing). For purposes of determining the amount if any, of the Applicable Purchase Price satisfied by payment in shares of TRII Common Stock, such TRII Common Stock theretofore owned shall be valued at its "Fair Market Value" on the date of exercise. For purposes of this Option Agreement, the term "Fair Market Value" of a share of TRII Common Stock on a particular date shall be the closing price of TRII Common Stock on the business day immediately preceding such date, which closing price all be (i) if the TRII Common Stock is listed or admitted for trading on any United States National Securities Exchange, the last reported sale price of TRII Common Stock on such


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exchange as reported in any newspaper of general circulation, (ii) if the TRII
Common Stock is quoted on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ") or any similar system of automated assimilation of quotations of securities prices and common use, the mean between the closing high bid and low asked quotations for such day of the TRII Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board of Directors of the Company. Any TRII Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to TRII.

         6. Securities Laws. At the time of any exercise of this Option Agreement and purchase of any Option Shares, the Board of Directors of TRII shall, as a condition precedent to the exercise hereof, require from the Grantee (or in the event of Grantee's death, Grantee's legal representatives, legatees or distributees) such written representations concerning Grantee's (or their) intentions concerning retention or disposition of the shares of TRII Common Stock being acquired by exercise under this Option Agreement and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Board of Directors of TRII, shall be necessary to ensure that any disposition by such holder, legal representatives, legatees or distributees will not involve a violation of the Securities Act of 1933, as amended or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect and TRII shall not be obligated to issue any shares subject to this Option Agreement if such issuance would be in violation of any statute, law, rule or regulation whether federal or state. In addition, as a condition of any issuance of any stock certificate for Option Shares upon exercise, the Board of Directors may obtain such agreements or undertakings, if any, as it may deem reasonably necessary or advisable to assure compliance with any provisions of this Option Agreement or any law or regulation including, but not limited to, any of the following:

                  (a) a representation and warranty by the Grantee to TRII at the time of exercise, that Grantee is acquiring the Option Shares to be issued to him for investment and not with a view to , or for sale in connection with the distribution of any such shares;

                  (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board of Directors, necessary or appropriate to comply with the provisions of any securities law deemed by the Board of Directors to be applicable to the issuance of Option Shares and are endorsed upon the certificates representing such shares.

         7. Adjustment of Number of Shares. The Option Shares covered by this Option Agreement are shares of the Common Stock of TRII, par value $0.01 per share as presently constituted but, if, and whenever, prior to delivery by TRII of any of the


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certificates representing Option Shares which are covered by this Option
Agreement, TRII shall effect a subdivision or consolidation of shares or any other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of TRII Common Stock outstanding without receiving compensation therefore in money, services or property, the number of shares of TRII Common Stock then remaining subject to this Option Agreement as Option Shares hereunder shall (a) in the event of an increase of the number of outstanding shares, be proportionately increased and the cash consideration payable as the Applicable Purchase Price per Option Share shall be proportionately reduced if appropriate, and (b) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the Applicable Purchase Price consideration payable per Option Share shall be proportionately increased, if appropriate.

         8. Merger and/or Consolidation. Upon the merger of one or more entities into TRII or upon a consolidation of TRII and one or more entities in which TRII shall be the surviving entity, thereafter, upon any exercise under this Option Agreement to purchase Option Shares, the Grantee shall, at no additional cost, be entitled to receive in lieu of the number of shares of TRII Common Stock as to which this Option Agreement shall then be so exercisable, the number and class of shares of stock or other securities to which the Grantee would have been entitled pursuant to the terms of any such agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Grantee had been the holder of record of a number of shares of TRII Common Stock equal to the number of Option Shares as to which this Option Agreement remains to be so exercise provided, that anything contained herein to the contrary notwithstanding,

         (i)        upon the dissolution or liquidation of TRII, or

         (ii) upon any merger or consolidation where TRII is not the surviving entity, or

         (iii) if a sale of all or substantially all of the assets of TRII occurs and it is contemplated that within a reasonable period of time thereafter TRII will either be liquidated or converted into a nonoperating entity or an extraordinary dividend will be declared resulting in partial liquidation of TRII, or

         (iv) a merger or consolidation (other than a merger effecting only a reincorporation of the entity in another state or any other merger or consolidation in which the equity owners of the surviving entity and their proportionate interests therein immediately thereafter the merger or consolidation are substantially identical to the stockholders of TRII and their proportionate interest therein immediately prior to the merger or consolidation) in which TRII is not the surviving entity (or survives only as a subsidiary of another entity in a transaction in which the stockholders of the parent of TRII and


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                    their proportionate interest therein immediate after the
                    transaction not substantially identical to the stock holders of TRII and their proportionate interest therein immediately prior to the transaction), or

         (v) if a transaction occurs in which another entity becomes the owner of 50% or more of the total combined voting power of all classes of equity securities of TRII,

then, in any of such events, the Grantee shall be entitled to receive, upon notice of exercise, in lieu of the number of Option Shares as to which this Option Agreement remains unexercised, the number and class of shares of stock or other securities, or the amount of cash, property or assets of the surviving or resulting entity to which Grantee would have been entitled pursuant to the terms of the agreement of merger or consolidation or dissolution or liquidation or other transaction if immediately prior to such event the Grantee had been the holder of record of the number of Option Shares then unexercised and there shall be no further requirement that the Grantee upon exercise pay any sums of money above the Applicable Purchase Price then in effect, if any, under this Option Agreement.

         9. No Affect on Capital Structure. The Option Shares covered by this Option Agreement shall not affect the right of TRII or any of its subsidiaries to reclassify, recapitalize or otherwise change their respective capital or debt structure or to merge, consolidate, convey any or all of their respective assets, dissolve, liquidate, windup, or otherwise reorganize.

         10. Further Adjustments. Except as expressly provided in this Option Agreement, the issuance by TRII of shares of stock of any class or any securities convertible into shares of any class for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights, warrants to subscribe therefore or upon conversion of shares or obligations of TRII convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares subject to this Option Agreement.

         11. Rights of Grantee. The Grantee shall not be deemed for any purpose to be a stockholder of TRII with respect to any of the Option Shares, except to the extent that an exercise shall have occurred under this Option Agreement with respect to Option Shares. Except as provided in this Option Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date a stock certificate is issued to Grantee pursuant to an exercise for Option Shares. The existence of this Option Agreement shall not affect in any way the right or power of TRII or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in TRII's capital structure or its business or any merger or consolidation of TRII or any issue of bonds, debentures, preferred or prior preference securities ahead of or affecting the Option Shares or the rights thereof or


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the dissolution or liquidation of TRII or any sale or transfer of all or any part of its assets or business, or any other act or proceeding, whether of a similar character or otherwise.

         12. Limitation on Transferability. This Option Agreement is not transferable by Grantee other than to a trust for the benefit of the immediate family members of Grantee or a charitable organization, by will or the laws of descent and distribution, and this Option Agreement may be exercised during the lifetime of Grantee only by Grantee or, if Grantee is legally incapacitated, by his guardian or legal representative, regardless of any community property interest therein of Grantee's spouse or such spouse's successors-in-interest. In the event of Grantee's death, the Option Shares shall be exercisable by Grantee's executor, heirs or other legal representative under the same terms and conditions of this Option Agreement. Except as stated above, this Option Agreement and all rights granted hereunder shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge or hypothecate, or otherwise dispose of this Option Agreement or such rights contrary to the provisions of this Option Agreement, or upon levy or any attachment or similar process upon such Option Agreement or such rights, such purported transfer shall become null, void and of no force or effect. Notwithstanding any other provision of this Option Agreement or the occurrence of any other event, including the death of Grantee, the Option Period shall continue until the Termination Time and shall not be subject to earlier termination by reason of any particular event. If Grantee dies during the Option Period, the person or persons to whom his rights under this Option Agreement shall pass, whether by will or by the applicable laws of descent and distribution, may have and possess and exercise all rights under this Option Agreement to the extent the Grantee was entitled to so exercise it on the date of this death, for the balance of the Option Period.

         13. Notices. Any notice or other communication required or permitted to be given by this Option Agreement or any other document or instrument referred to herein or executed in connection herewith must be given in writing (which may be by telecopy, followed by mail or personal delivery) and must be personally delivered or mail by prepaid, certified or registered mail, to the party to whom such notice or communication is directed, at the address of such party set forth opposite his or its name on the signature page to this Option Agreement. Subject to the other provisions of this Option Agreement, any party may change its address (or redesignate the person to whom such notice shall be delivered) for purposes of this Option Agreement by giving notice of such change to the other party pursuant to this provision. In all instances, any notice or other communication required or permitted to be given by this Option Agreement shall only be effective upon actual receipt thereof by the person intended to receive same.

         14. Modification or Waiver. This Option Agreement may be amended, modified or superseded and any of the terms, covenants,


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representations, warranties or conditions herein may be waived, but only by a written instrument executed by the parties hereto. No waiver of any nature, in any one or more instances, shall be deemed to be or be construed as a further or continued waiver of any condition or any breach of any other term, covenant, representation or warranty in this Option Agreement. This Option Agreement and each provision hereof may not waived, altered, amended or modified, except in writing, duly executed by the parties hereto. Failure to exercise and no delay in exercising any right or power hereunder shall operate as a waiver thereof.

         15. Benefits. This Option Agreement shall inure to the benefit of and be binding upon the Grantee, his heirs and personal representatives and TRII and its successors and assigns. Subject to the limitations on transferability contained in Section 12 hereof, no assignment or transfer of this Option Agreement, whether voluntary or involuntary, by operation of law (including of descent or distribution) shall vest in the assignee or transferee any interest or right whatsoever in this Option Agreement.

         16. Further Cooperation. To the extent that either TRII's or Grantee's further approval or other action is deemed necessary or desirable by the other party in order to effectuate the terms and conditions of this Option Agreement and the matters set forth herein, the parties hereby agree to execute all reasonable documents and take all action reasonably requested by the other party to effectuate the terms and conditions of this Option Agreement.

         17. Governing Law and Enforcement. This Option Agreement shall be construed, enforced in accordance with and governed by the laws of the State of Texas, the state in which it was negotiated, executed and delivered, without regard to any principles of law involving conflicts of laws. Should any clause, sentence, section or paragraph of this Option Agreement be judicially or administratively declared to be invalid, unenforceable or void under the laws of the State of Texas or the United States of America, or any agency or subdivision thereof, such decision shall not have the effect of invalidating or voiding the remainder of this Option Agreement and the parties hereto agree that the part or parts of this Option Agreement so held to be invalid, unenforceable or void shall be deemed to have been deleted herefrom and the remainder shall have the same force and effect as if such part or parts had never been included herein. In the event any party hereto shall fail or perform any of its obligations under this Option Agreement, such party hereby agrees to pay all reasonable expenses, including reasonable attorneys' fees, which may be incurred by any party hereto which is successful in enforcing this Option Agreement.

         18. Captions. The headings or captions of this Option Agreement have been included for ease of reference only and are not to be considered in the construction or interpretation of this Option Agreement or any clause contained herein.



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         19. Entire Agreement; Counterparts. This Option Agreement and the
agreements and documents referred to herein constitute the entire agreement between the parties hereto concerning the subject matter hereof, and supersedes all prior memoranda, correspondence, conversations and agreements. This Option Agreement may be executed in several identical counterparts, and together shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have executed this Option Agreement as of the date and year first above written.


Address for Notices
3100 Monticello Avenue                   TARRAGON REALTY INVESTORS,
Suite 200                                INC.
Dallas, Texas 75205
(214) 599-2200
(214) 599-2220 (fax)                     By:      /s/ Kathryn Mansfield
                                             -----------------------------------
                                                  Kathryn Mansfield,
                                                  Executive Vice
                                                  President, Corporate
                                                  Counsel and Secretary
280 Park Avenue                          GRANTEE:
East Building, 20th Floor
New York, New York 10017
(212) 949-5000
(212) 949-8001 (fax)                     /s/ William S. Friedman
                                         ---------------------------------------
                                         William S. Friedman



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                                SUBSCRIPTION FORM


TO:                                    , Secretary        Dated:
    -----------------------------------                         ----------------
Tarragon Realty Investors, Inc.

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         The undersigned hereby irrevocably elects to exercise the right to purchase _________ shares of Common Stock, par value $0.01 per share, of Tarragon Realty Investors, Inc., or its successors evidenced by that certain Stock Option Agreement dated ________ ___, 1998 between Tarragon Realty Investors, Inc. and William S. Friedman (the "Option Agreement") and hereby makes payment of $_________________ in payment of the "Applicable Purchase Price" for such number of "Option Shares" designated above, calculated on the basis of
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                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
     ------------------------------------------------
         (Please typewrite or print in block letters)


Address:

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Signature:
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